UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2007


                             E'Prime Aerospace Corporation
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             (Exact name of registrant as specified in its charter)


      Colorado                        033-09472-D               59-2802081
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
 of incorporation)                                        Identification No.)


2500 S. Washington
Ave. Unit 34, Titusville, FL                                      32780
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code (321) 269-0900


                                       N/A
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         (Former name or former address, if changed since last report.)


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended to simultaneously  satisfy the filing obligation of the registrant under any
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     (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))



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Item 5.02 Officer and Director Changes

Effective March 9, 2007 the services of Mr. B.G. Davis as a Director of E'Prime Aerospace Corporation were no longer required and he was removed as Director.

Mr. Nicklous Herron was appointed to the Board of Directors to replace B. G. Davis. Mr. Herron was selected due to his extensive background for over 28 years with NASA. The appointment of Mr. Herron is for one year or until such time as an annual Board Meeting is held.


Item 8.01  Other Events

On February 8, 2007 a Memorandum of Understanding was signed between E'Prime Aerospace Corporation of 2500 Washington Ave., Unit 34, Titusville, FL 32782 and M-Star Global Communications, LLC with its' principal place of business at 1220 E. Prospect Ave., Suite 281, Melbourne FL 32901. Under the terms of the Memorandum of Understanding, E'Prime will provide launch services to place up to four Ka-Band Communications Satellites developed by M-Star Global in GEO.

Management believes that this Agreement will represent the first phase of E'Prime's Program to finance, select staff and develop a launch site.

Development of a launch site is a vital initial activity in E'Prime's plan to manufacture and launch the Eagle Series Launch Vehicle.

Management believes that the Eagle Series Launch Vehicle can offer a cost effective means for satellite operators to place satellites in orbit with technology derived from a reliable expendable launch vehicle. E'Prime's goal is to make the United States the world leader in commercial space by having the lowest cost per pound to orbit with the most reliable launch services available. The agreement with NASA is a first step in this goal.

Although  established  in 1987, E'Prime still is a development stage company.

Management believes that its relationship to the START Treaty has delayed development even though in the past management has suggested that E'Prime's first stage motor was released from the START Treaty. However, the Company has come to realize that final resolution with the Compliance Review Group ("CRG") has not been met to date concerning the elimination of E'Prime's first stage motor, the ESM-9, from START. With E'Prime working with the CRG, Management believes this matter can be resolved shortly. E'Prime intends to seek adequate financing, negotiate the agreements for necessary services and launch sites as well as agreements with solid rocket motor manufacturers for the launch vehicles in the Eagle Series and work toward obtaining launch contracts. The commercial launch success of E'Prime is dependent on the occurrence of all these events. There can be no assurance that E'Prime can accomplish its goals or become profitable.

9.01 Exhibits

     (c) Exhibits.

Exhibit Number   Description
-------------- ----------------------------------------------------
10.1 *         Memorandum of  Understanding  Dated February 2, 2007
10.2 *         Resume of Nicklous Herron
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*  Filed herewith Item



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                          E'Prime Aerospace Corporation


March 14, 2007

                              By:  /s/ James D. Oldham III
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                                  James D. Oldham III,  President